A PROSPECTIVE MULTICENTER PHASE II STUDY OF THE BRUTON'S TYROSINE KINASE INHIBITOR IBRUTINIB IN PATIENTS WITH RELAPSED AND REFRACTORY WALDENSTROM'S MACROGLOBULINEMIA.

STEVEN P. TREON, LIA PALOMBA, CHRISTINA TRIPSAS, IRENE GHOBRIAL, GUANG YANG, ZACHARY R. HUNTER, PATRICK MOSTYN, DIANE WARREN, STEPHEN CROPPER, LIAN XU, BARRY TURNBULL, STEVE COUTRE, JACOB LAUBACH, RANJANA ADVANI

DANA FARBER CANCER INSTITUTE
MEMORIAL SLOANE KETTERING CANCER CENTER
STANFORD UNIVERSITY MEDICAL CENTER

LYMPHOID NEOPLASIA

Comment on Poulain et al, page [redacted]

A new era for Waldenstrom macroglobulinemia: MYD88 L265P

Steven P. Treon[1] and Zachary R. Hunter[1] [1]BING CENTER FOR WALDENSTROM'S MACROGLOBULINEMIA, DANA FARBER CANCER INSTITUTE AND HARVARD MEDICAL SCHOOL

In this edition of *Blood*, Poulain et al demonstrate the high prevalence of the MYD88 L265P somatic mutation in patients with Waldenstrom macroglobulinemia (WM) and provide insight into its biological relevance in the growth and survival of WM.[1]

BLOOD 2013

MYD88 L265P SOMATIC MUTATION

C to G at position 38186241
at 3p22.2


PBMC CD19-
BM CD19+

WGS and Sanger sequencing: 91% of WM pts have MYD88 L265P!


Acquired UPD at 3p22.

Treon et al, NEJM 2012

MYD88 L265P IN WM/IgM MGUS

	METHOD	TISSUE	WM	IGM MGUS
Treon	WGS/ SANGER	BM $CD19^+$	91%	10%
Xu	AS-PCR	BM $CD19^+$	93%	54%
Gachard	**PCR**	**BM**	**70%**	
Varettoni	AS-PCR	**BM**	100%	47%
Landgren	Sanger	BM		54%**
JIminez	AS-PCR	**BM**	86%	87%
Poulain	**PCR**	**BM $CD19^+$**	**80%**	
Ansell	**Sanger**	**NA**	**70%**	
Willenbacher	**Sanger**	**BM**	**86%**	

** Many patients may have WM diagnosis



TLR4
IL1R
TIRAP
BTK
MYD88
MYD88
IRAK4
IRAK1
IRAK4
IRAK1
TOLL RECEPTOR/ IL1R SIGNALING PATHWAY
Activation by Phosphorylation
TAB2
TAB 1
TAK1
TRAF6
NEMO
IKKα
IKKβ
Proteasomal Degradation
IκBα
p50
p65
Nuclear Translocation and Signaling

MYD88 INHIBITOR BLOCKS P65 NFKB NUCLEAR LOCALIZATION IN L265P EXPRESSING WM CELLS.


Control
MYD88 Inhibitor
A.
B.

A. BCWM.1 B. MWCL-1

Treon et al, NEJM 2012


DISRUPTION OF MYD88 SIGNALING INDUCES APOPTOSIS OF L265P EXPRESSING WM CELLS
Vehicle Control
IRAK1/4 kinase inhibitor
Control peptide
MyD88 Inhibitory peptide
BCWM.1
MWCL-1
PI
Annexin V - FITC
% APOPTOTIC CELLS
60.0%
40.0%
20.0%
0.0%
WM Patients (N=12)
Healthy donors (N=6)
1: Vehicle Control
2: IRAK1/4 inhibitor
3: Control peptides
4: MYD88 Inhibitory peptides
Yang et al, ASH 2012
7

MYD88 BINDS TO BRUTON'S TYROSINE KINASE (BTK) IN L265P EXPRESSING WM CELLS


A.
BCWM.1
MWCL-1
OCI-Ly19
Ramos
IP:
IgG
BTK
p-BTK
BTK
p-BTK
BTK
p-BTK
BTK
p-BTK
IB: MYD88
15.1 81.8 32.8 89.0 18.9 17.0 13.1 24.4
Ratio: MYD88 / BTK (%)
IB: BTK
IgG - heavy chain
B.
BCWM.1
MWCL-1
OCI-Ly19
Ramos
IP:
IgG
MYD88
MYD88
MYD88
MYD88
IB: BTK
IB: MYD88
IgG - heavy chain
C.
BCWM.1
MWCL-1
OCI-Ly3
OCI-Ly19
Ramos
RPMI-8226
DMSO
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
DMSO
Ibrutinib
IP:
IgG
MYD88
IB: BTK
IB: MYD88

YANG ET AL, ASH 2012

MYD88 INDUCES BTK ACTIVATION IN WM CELLS



A
BCWM.1
MWCL-1
Control
MYD88 shRNA
Control
MYD88 shRNA
MYD88
p-BTK
100
66.8
100
71.2
relative density of phos-/total BTK (%)
BTK
GAPDH
B
BCWM.1
MWCL-1
DMSO
IRAK-In
Control
MYD88-In
DMSO
IRAK-In
Control
MYD88-In
p-BTK
BTK
GAPDH
C
BCWM.1
MWCL-1
DMSO
Ibrutinib
DMSO
Ibrutinib
p-IRAK1
IRAK1
GAPDH
D.
BCWM.1
MWCL-1
Control
MYD88 -WT
MYD88 -L265P
Control
MYD88 -WT
MYD88 -L265P
p-BTK
100
107
173
100
96.3
187
relative density of phos- / total BTK (%)
BTK
GAPDH
Flag-MYD88
endogenous-MYD88


SCHEMA FOR MULTICENTER PHASE II STUDY OF IBRUTINIB IN RELAPSED REFRACTORY WM
Screening
N=35, expanded to 63.
Informed Consent and Registration
Ibrutinib 420 mg po daily
Progressive Disease or Unacceptable Toxicity
Stop Ibrutinib
Event Monitoring
Stable Disease or Response
Event Monitoring
OPENED MAY 2012
DFCI, MSKCC, STANFORD
10

IBRUTINIB: Small Molecule Inhibitor of BTK



IBRUTINIB

- Inactivates BTK through covalent binding to cysteine-481 near the ATP binding domain of BTK.
- Orally bioavailable with daily dosing resulting in 24-hr target inhibition.
- Blocks IkBa and NFKB p65 signaling in WM cells.
- Induces apoptosis of MYD88 L265P expressing WM cells in preclinical studies.

Honigberg LA et al: Proc Natl Acad Sci U S A.107:13075, 2010
Herman SEM et al: : Blood. 2011 Mar 21. [Epub]
Ponader, et al., Proc ASH, 2010; Yang et al. Proc. ASH 2012.

ELIGIBILITY: KEY INCLUSION CRITERIA

- WM with symptomatic disease using consensus criteria
- At least one prior therapy for WM
- Adequate organ and marrow function:
  - Absolute neutrophil count $\geq$ 1,000/mm^3
  - Platelets $\geq$ 50,000/mm^3
  - Hemoglobin $\geq$ 8 g/dL
  - Total bilirubin $\leq$ 1.5 mg/dL or $\leq$ 2 mg/dL if due to WM
  - AST (SGOT) and ALT (SGPT) $\leq$ 2.5 X ULN
  - Creatinine $\leq$ 2 mg/dL

ELIGIBILITY: KEY EXCLUSION CRITERIA

- Anticoagulation with Warfarin
- Treatment with strong CYP3A4/5 and/or CYP 2D6 inhibitors
- Any medical condition or organ system dysfunction which could interfere with absorption or metabolism of ibrutinib
- Grade > 2 toxicity from prior anti-cancer therapy
- Known CNS lymphoma
- On medications known to prolong QT interval

PATIENT CHARACTERISTICS AT BASELINE (N=35)

	Median	Range
Age (yrs)	63	44-86
Prior therapies	2	1-6
Refractory	12 (34%)	NA
Hematocrit (%)	30.8	26.7-39.2
Serum IgM (mg/dL)	3190	735-8390
M-protein (g/dL)	2.08	0.5-5.4
B2M (mg/dL)	4.4	1.3-14.2
BM Involvement (%)	70	5-95
Adenopathy or Splenomegaly	29 (83%)	NA

Treon et al, ICML-12, Lugano 2013

PRIMARY REASON FOR TREATMENT INITIATION (n=35)

Anemia	26 (74%)
Bicytopenia	4 (11%)
Hyperviscosity	1 (3%)
Nephropathy	1 (3%)
IgM Neuropathy	1 (3%)
Adenopathy	1 (3%)
Other	1 (3%)

Treon et al, ICML-12, Lugano 2013

SERIAL CHANGES IN SERUM IgM (N=35)



9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Serum IgM (mg/dL)
IgM Baseline
IgM Cycle 2
IgM Cycle 3
IgM Cycle 6
IgM Cycle 9
IgM Cycle 12

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

CHANGES IN SERUM IgM FOLLOWING IBRUTINIB IN 35 RELAPSED/REFRACTORY WM PATIENTS

3,190 to 1,232 mg/dL; $p=5.1 \times 10^{-9}$

≥ 6 Cycles
Best Response



IgM Baseline
IgM Best Response
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

SERIAL CHANGES IN HEMATOCRIT (N=35)


48
46
44
42
40
38
36
34
32
30
28
26
24
Hematocrit (%)
Baseline
Cycle 2
Cycle 3
Cycle 6
Cycle 9
Cycle 12

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

CHANGES IN HEMATOCRIT FOLLOWING IBRUTINIB IN 35 RELAPSED/REFRACTORY WM PATIENTS



30.8% to 39.7%; p=1.1 x 10^{-11}
≥ 6 Cycles
Best Response
Hct Baseline
Hct Best Response
48
46
44
42
40
38
36
34
32
30
28
26
24
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

SERIAL CHANGE IN % BM DISEASE BURDEN AT CYCLE 6 OF IBRUTINIB TREATMENT


70% to 40%; p=0.0004
N=35
BM (IT%) Baseline
BM Cycle 6
100
90
80
70
60
50
40
30
20
10
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

BEST CLINICAL RESPONSES TO IBRUTINIB
(≥6 CYCLES; N=35)

Data Lock June 3, 2013

	(n=)	(%)
VGPR	4	11.4
PR	19	54.3
MR	6	17.1
SD	5	14.3
NON-RESPONDER	1	2.9

ORR: 83% MAJOR RR (≥ PR): 66%

Treon et al, ICML-12, Lugano 2013

AT ≥6 CYCLES:

32 (91.4%) PARTICIPANTS CONTINUE ON THERAPY.

3 participants discontinued protocol therapy:

- 1 Non-responder (MYD88 WT).
- 1 MDS/RAEB (Heavily pretreated; Pre-existing 5 q- in 10% metaphases; PR, progressed off therapy).
- 1 Recurring thrombocytopenia- aggravated by splenic entrapment, resolved after splenectomy; Stable Disease off therapy.

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

POSSIBLY, PROBABLY, OR LIKELY RELATED (N=35)

ADVERSE EVENT	≥GRADE 2	GRADE 3	GRADE 4
THROMBOCYTOPENIA	6 (17.1%)	3 (8.6%)	0 (0.0%)
NEUTROPENIA	6 (17.1%)	2 (5.7%)	1 (2.8%)
HEMATOMA	1 (2.9%)	0 (0.0%)	0 (0.0%)
EPISTAXIS*	1 (2.9%)	0 (0.0%)	0 (0.0%)
STOMATITIS	1 (2.9%)	1 (2.9%)	1 (2.9%)
ATRIAL FIBRILLATION	1 (2.9%)	1 (2.9%)	0 (0.0%)

* 3 OTHER GRADE 1 EVENTS. ALL EVENTS RELATED TO FISH OIL USE.

Data Lock June 3, 2013

Treon et al, ICML-12, Lugano 2013

February 12, 2013 PR Newswire

FDA GRANTS 'BREAKTHROUGH' DESIGNATION FOR IBRUTINIB

FDA granted breakthrough therapy designation to ibrutinib for patients with mantle cell lymphoma and Waldenström's macroglobulinemia.

See Also

The designation, created in 2012, allows for expedited development and review of drugs shown in preclinical studies to offer potentially substantial improvements over existing therapies for patients with serious or life-threatening diseases.

Ibrutinib (PCI-32765, Pharmacyclics) is an oral Bruton's tyrosine kinase inhibitor that is under investigation for patients with a variety of B-cell malignancies, including chronic lymphocytic leukemia, diffuse large B cell lymphoma and multiple myeloma.

Take Home…

- MYD88 L265P is present >90% of WM patients and triggers activation of Bruton's Tyrosine Kinase (BTK) in WM cells.
- The BTK inhibitor ibrutinib is associated with rapid reduction of serum IgM and improvements in HCT, and an ORR of 83% in relapsed/refractory patients.
- Level of improvement in serum IgM and HCT is not explained by change in BM disease for some patients.
- Responses are durable, and treatment with ibrutinib is well tolerated.

ACKNOWLEDGEMENTS

Thanks to Peter S. Bing, M.D., the International Waldenstrom's Macroglobulinemia Foundation, Coyote Fund for WM, Waldenstrom's Cancer Fund and NIH Spore Funding, Bailey Family Fund for WM, D'Amato Family Fund for Genomic Discovery, Edward and Linda Nelson Fund for WM Research, Bauman Family Trust, Tannenhauser Family Foundation which made these discoveries possible.

LIA PALOMBA (MSKCC), RANJANA ADVANI (STANFORD)



Bing Center for Waldenstrom's